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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 2, 1999, in Amendment No. 4 to the Registration Statement (Form S-3 No. 333-73417) and related Prospectus of Techniclone Corporation for the registration of 925,571 shares of its common stock.



                                             /s/ Ernst & Young LLP


Orange County, California

August 12, 1999